SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 23, 2000


                             MGC Communications, Inc.
             (Exact name of Registrant as specified in its charter)

  Nevada                       0-24059                          88-0360042
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


171 Sully's Trail, Suite 202, Pittsford, NY                          14534
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (716) 218-6550

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                                        2

Item 5. Other Events.

         On May 23, 2000 the Company announced that it is offering to exchange any and all of its 13% Senior Secured Notes due 2004 currently owned by Qualified Institutional Buyers and institutional accredited investors for 13% Senior Notes due 2010 and soliciting consents to amendments to the indenture governing the 13% Senior Secured Notes. A copy of the press release is filed as an Exhibit to this report on Form 8-K and is hereby incorporated by reference in its entirety.

         On May 31, 2000 the Company announced that it had received the requisite consents from a majority of the outstanding principal amount of its 13% Senior Secured Notes due 2004 to amend the indenture governing such notes and had executed a supplemental indenture reflecting the amendments to such indenture. A copy of the press release and supplemental indenture are filed as Exhibits to this report on Form 8-K and are hereby incorporated by reference in their entirety.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

      (a)    Financial statements of businesses acquired.

             None.

      (b)    Pro forma financial information.

             None.

      (c)    Exhibits.

             10.1 Supplemental Indenture dated May 31, 2000 between Mpower and HSBC Bank USA

             99.1.     Press Release issued by Mpower on May 23, 2000.

             99.2      Press Release issued by Mpower on May 31, 2000.

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                                  EXHIBIT INDEX

Exhibit
  No.                  Description
-------

10.1                   Supplemental Indenture dated May 31, 2000 between
                       Mpower and HSBC Bank USA

99.1                   Press Release issued by Mpower on May 23, 2000

99.2                   Press Release issued by Mpower on May 31, 2000




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MCG COMMUNICATIONS, INC



Date:  June 1, 2000                 /s/ Kent F. Heyman
                                    ----------------------------------------
                                    Name: Kent F. Heyman
                                    Title: Vice President and General Counsel